S1 Corporation Reports Third Quarter 2009 Results
Revenue Increased 3% and Adjusted EBITDA Increased 11%
in the Third Quarter Compared to the Same Period in 2008

Norcross, Georgia, November 5, 2009 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the third quarter of 2009:

■
Total revenue in the third quarter of 2009 increased three percent to $60.3 million from $58.6 million in the third quarter of 2008.  Total revenue in the nine months ended September 30, 2009 increased six percent to $179.5 million from $169.8 million in the nine months ended September 30, 2008.

■
GAAP earnings were $6.9 million or $0.12 per share (diluted) in the third quarter of 2009 compared to GAAP earnings of $6.2 million or $0.11 per share (diluted) in the third quarter of 2008.  GAAP earnings were $20.5 million or $0.37 per share (diluted) in the nine months ended September 30, 2009, a $0.09 increase over GAAP earnings of $16.5 million or $0.28 per share (diluted) in the nine months ended September 30, 2008.  These figures include a stock based compensation benefit of $139 thousand and an expense of $412 thousand in the third quarter of 2009 and 2008, respectively, and an expense of $421 thousand and $4.6 million in the nine months ended September 30, 2009 and 2008, respectively.

■
Adjusted EBITDA in the third quarter of 2009 was $11.7 million compared to $10.5 million in the third quarter of 2008.  Adjusted EBITDA in the nine months ended September 30, 2009 was $33.9 million compared to $32.5 million in the nine months ended September 30, 2008.   Adjusted EBITDA does not include stock based compensation expense and is described below (1) and reconciled to GAAP Net income in Tables 4, 5 and 6.

■
Total revenue from international operations in the third quarter of 2009 increased one percent to $17.8 million from $17.7 million in the third quarter of 2008.  Total revenue from international operations in the nine months ended September 30, 2009 increased six percent to $51.3 million from $48.3 million in the nine months ended September 30, 2008.

■
Under a previously announced stock repurchase program, the Company repurchased 755 thousand shares of its common stock for $5.0 million during the third quarter of 2009.  The Company ended the third quarter of 2009 with $70.9 million in cash, cash equivalents and short-term investments.

■	The Company expects to generate approximately $25 to $26 million in revenue from State Farm in 2010.
■	The Company reaffirms its full year guidance of $240 to $245 million in revenue and $47 to $50 million in Adjusted EBITDA.

“I am pleased that we were able to post another quarter of year-over-year growth in both revenue and Adjusted EBITDA despite the challenging economic environment,” said Johann Dreyer, Chief Executive Officer of S1.  “Although financial institutions are proceeding very cautiously with making investment decisions, we continue to see excellent sales opportunities around the world, particularly with our payments and cash management offerings.  I am also very excited about the positive feedback we continue to receive on our new Internet banking platform.”

(1) Adjusted EBITDA

See Tables 4, 5 and 6 for reconciliations of Adjusted EBITDA to GAAP Net income.

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is Net income.  We define Adjusted EBITDA as Net income less net interest income, plus income taxes, depreciation, amortization of intangibles, and stock-based compensation expense.  A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the reconciliation of GAAP to non-GAAP financial measures in Tables 4, 5 and 6.  We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation, amortization, stock-based compensation expense, net interest income and income tax expense provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives.  Additionally, while stock-based compensation is an important part of overall compensation expense, a portion of our stock-based compensation expense is the result of cash-settled stock appreciation rights that are revalued each quarter for GAAP earnings based on the closing price of the Company's stock on the last day of the quarter.  Consequently, fluctuations in our stock price can have a significant impact on the Company's reported GAAP earnings.  Additionally, it is possible that the Company may begin recording income tax provisions for GAAP earnings despite being able to reduce taxes payable through the potential use of net operating loss carry forwards and other tax credits.

Although we believe, for the foregoing reasons, that our presentation of a non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial results should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial results. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

Adjusted EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States.  Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, and stock-based compensation expense which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the Board of Directors, stockholders, analysts and investors concerning our financial performance.

Conference Call Information
Company management will host a conference call for interested parties to discuss its third quarter results on Friday, November 6, 2009, at 8:30 a.m. ET.  A webcast of the call will be available through the Company's website, www.s1.com.  The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

About S1 Corporation
Leading banks, credit unions, retailers, and processors need technology that adapts to the complex and challenging needs of their businesses. These organizations want solutions that can respond quickly to changes in the marketplace and help grow their businesses.  For more than 20 years, S1 Corporation (NASDAQ: SONE) has been a leader in developing software products that offer flexibility and reliability. Over 3,000 organizations worldwide depend on S1 for payments, online banking, mobile banking, voice banking, branch banking and lending solutions that deliver a competitive advantage. www.s1.com

Forward Looking Statements
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. Forward-looking statements may include projections of our revenue, expenses, Adjusted EBITDA, capital expenditures, earnings per share, product development projects, future economic performance or management objectives.  These statements, including without limitation statements regarding expected revenue from State Farm, are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.  Except as provided by law, we undertake no obligation to update any forward-looking statement for any reason, even if new information becomes available.

Investor Contact:
Paul M. Parrish
Chief Financial Officer
404.923.3500
paul.parrish@s1.com

 S1 Corporation
 Consolidated Statements of Operations
 (In thousands, except share and per share data)
(Unaudited)
TABLE 1

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Revenue:
Software licenses	$10,225	$9,208	$34,154	$26,860
Support and maintenance	13,472	12,259	39,569	36,557
Professional services	25,787	24,939	72,952	69,797
Data center	10,853	12,243	32,792	36,596
Total revenue	60,337	58,649	179,467	169,810

Operating expenses:
Cost of software licenses (1)	623	938	2,735	3,075
Cost of professional services, support and maintenance (1)	19,200	19,422	55,997	54,947
Cost of data center (1)	7,079	6,743	21,169	19,701
Selling and marketing	7,500	8,360	23,751	25,919
Product development	8,996	7,658	26,141	21,440
General and administrative	5,578	6,094	17,581	18,912
Depreciation and amortization of intangible assets	2,298	2,257	7,298	6,685
Total operating expenses	51,274	51,472	154,672	150,679

Operating income	9,063	7,177	24,795	19,131
Interest and other (expense) income, net	(516)	296	(1,034)	714
Income tax expense	(1,637)	(1,282)	(3,276)	(3,328)
Net income	$6,910	$6,191	$20,485	$16,517

Earnings per share:
Basic	$0.13	$0.11	$0.38	$0.29
Diluted	$0.12	$0.11	$0.37	$0.28

Weighted average common shares outstanding - basic	52,598,922	56,559,777	52,766,275	56,577,987
Weighted average common shares outstanding - diluted	53,452,888	57,526,966	53,494,437	57,330,269

____________________

(1) Excludes charges for depreciation. Cost of software licenses includes amortization of acquired technology of $400 thousand and $700 thousand for the three months ended September 30, 2009 and 2008, respectively, and $1.4 million and $2.1 million for the nine months ended September 30, 2009 and 2008, respectively.

 S1 Corporation
 Consolidated Balance Sheets
 (In thousands, except share data)
(Unaudited)
TABLE 2

	September 30,	December 31,
	2009	2008

Assets
Current assets:
Cash and cash equivalents	$67,407	$63,840
Accounts receivable, net	56,873	42,561
Prepaid expenses	5,004	5,123
Other current assets	5,527	3,575
Total current assets	134,811	115,099
Property and equipment, net	23,207	23,015
Intangible assets, net	5,392	7,585
Goodwill, net	126,618	124,362
Other assets	9,274	8,625
Total assets	$299,302	$278,686

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,079	$1,366
Accrued compensation and benefits	12,930	16,147
Accrued restructuring	2,158	2,323
Accrued other expenses	9,440	10,271
Deferred revenues	30,984	25,271
Current portion of debt obligation	2,004	3,917
Total current liabilities	59,595	59,295
Debt obligation, excluding current portion	5,188	6,196
Accrued restructuring, excluding current portion	1,901	3,443
Other liabilities	1,594	1,012
Total liabilities	$68,278	$69,946

Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	522	528
Additional paid-in capital	1,790,141	1,791,924
Accumulated deficit	(1,567,472)	(1,587,957)
Accumulated other comprehensive loss	(2,167)	(5,755)
Total stockholders' equity	231,024	208,740
Total liabilities and stockholders' equity	$299,302	$278,686

Preferred shares issued and outstanding	749,064	749,064
Common shares issued and outstanding	52,203,371	52,799,310

 S1 Corporation
 Consolidated Statements of Cash Flows
 (In thousands)
 (Unaudited)
TABLE 3

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Cash flows from operating activities:
Net income	$6,910	$6,191	$20,485	$16,517
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	2,735	2,917	8,650	8,752
Provision for doubtful accounts receivable and billing adjustments	(257)	43	(534)	(342)
Deferred income tax	209	-	240	-
Stock based compensation (benefit) expense	(139)	412	421	4,605
Changes in assets and liabilities
(Increase) decrease in accounts receivable	(285)	5,017	(11,730)	(3,610)
(Increase) decrease in prepaid expenses and other assets	(677)	1,156	(1,962)	1,263
(Decrease) increase in accounts payable	(735)	(1,023)	646	134
(Decrease) increase in income taxes payable	(1,565)	870	(938)	2,099
(Decrease) increase in accrued expenses and other liabilities	(824)	1,719	(1,557)	(290)
(Decrease) increase in deferred revenues	(2,758)	(2,420)	5,429	2,053
Net cash provided by operating activities	2,614	14,882	19,150	31,181
Cash flows from investing activities:
Maturities of investment securities	1,587	9,203	2,504	20,653
Purchases of investment securities	(5,224)	(2,465)	(5,224)	(3,447)
Amounts released in escrow related to sale of business	-	-	-	3,712
Purchases of property, equipment and technology	(1,858)	(2,556)	(6,364)	(7,273)
Net cash (used in) provided by investing activities	(5,495)	4,182	(9,084)	13,645
Cash flows from financing activities:
Proceeds from exercise of employee stock options	50	30	192	858
Payments on capital leases and debt obligations	(376)	(917)	(2,921)	(2,785)
Repurchase and retirement of common stock	(4,971)	(8,428)	(4,971)	(10,167)
Net cash used in financing activities	(5,297)	(9,315)	(7,700)	(12,094)
Effect of exchange rate changes on cash and cash equivalents	378	(1,796)	1,201	(2,357)
Net (decrease) increase in cash and cash equivalents	(7,800)	7,953	3,567	30,375
Cash and cash equivalents at beginning of period	75,207	67,433	63,840	45,011
Cash and cash equivalents at end of period	$67,407	$75,386	$67,407	$75,386

 S1 Corporation
 Consolidated Statements of Operations
 (In thousands)
 (Unaudited)
TABLE 4

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Revenue:
Software licenses	$10,225	$9,208	$34,154	$26,860
Support and maintenance	13,472	12,259	39,569	36,557
Professional services	25,787	24,939	72,952	69,797
Data center	10,853	12,243	32,792	36,596
Total revenue	60,337	58,649	179,467	169,810

Operating expenses:
Cost of software licenses	623	938	2,735	3,075
Cost of professional services, support and maintenance	19,200	19,422	55,997	54,947
Cost of data center	7,079	6,743	21,169	19,701
Selling and marketing	7,500	8,360	23,751	25,919
Product development	8,996	7,658	26,141	21,440
General and administrative	5,578	6,094	17,581	18,912
Depreciation and amortization of intangible assets	2,298	2,257	7,298	6,685
Total operating expenses (1)	51,274	51,472	154,672	150,679

Operating income	9,063	7,177	24,795	19,131
Interest and other (expense) income, net	(516)	296	(1,034)	714
Income tax expense	(1,637)	(1,282)	(3,276)	(3,328)
Net income	$6,910	$6,191	$20,485	$16,517

Reconciliation to Adjusted EBITDA:
Net income	$6,910	$6,191	$20,485	$16,517
Interest and other (expense) income, net	516	(296)	1,034	(714)
Income tax expense	1,637	1,282	3,276	3,328
Depreciation	2,022	1,974	6,457	5,837
Amortization	713	943	2,193	2,915
Stock based compensation (benefit) expense	(139)	412	421	4,605
Adjusted EBITDA	$11,659	$10,506	$33,866	$32,488

(1) Includes stock based compensation (benefit) expense of:
Cost of professional services, support and maintenance	$6	$31	$67	$104
Cost of data center	35	29	78	76
Selling and marketing	(364)	(5)	(437)	1,601
Product development	36	15	142	599
General and administrative	148	342	571	2,225
Stock based compensation (benefit) expense	$(139)	$412	$421	$4,605

 S1 Corporation
 Enterprise Segment
 Statements of Operations
 (In thousands)
 (Unaudited)
TABLE 5

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Revenue:
Software licenses	$2,478	$1,696	$6,948	$5,722
Support and maintenance	4,792	4,200	14,459	12,405
Professional services	18,850	19,741	55,165	54,935
Data center	6,957	7,269	21,183	21,404
Total revenue	33,077	32,906	97,755	94,466

Operating expenses:
Cost of software licenses	150	236	663	988
Cost of professional services, support and maintenance	10,446	11,714	32,767	33,345
Cost of data center	3,995	4,015	12,052	11,695
Selling and marketing	2,835	3,643	9,853	11,614
Product development	5,209	4,584	15,891	13,154
General and administrative	2,620	3,202	8,559	10,141
Depreciation and amortization of intangible assets	1,168	1,127	3,705	3,392
Total operating expenses (1)	26,423	28,521	83,490	84,329

Operating income	$6,654	$4,385	$14,265	$10,137

Reconciliation to Adjusted EBITDA:
Operating income	$6,654	$4,385	$14,265	$10,137
Depreciation	1,168	1,127	3,705	3,392
Amortization	62	62	184	269
Stock based compensation (benefit) expense	(152)	214	128	2,934
Adjusted EBITDA	$7,732	$5,788	$18,282	$16,732

(1) Includes stock based compensation (benefit) expense of:
Cost of professional services, support and maintenance	$40	$51	$117	$89
Cost of data center	11	7	19	30
Selling and marketing	(379)	(36)	(518)	1,092
Product development	(21)	(29)	5	478
General and administrative	197	221	505	1,245
Stock based compensation (benefit) expense	$(152)	$214	$128	$2,934

 S1 Corporation
 Postilion Segment
 Statements of Operations
 (In thousands)
 (Unaudited)
TABLE 6

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Revenue:
Software licenses	$7,747	$7,512	$27,206	$21,138
Support and maintenance	8,680	8,059	25,110	24,152
Professional services	6,937	5,198	17,787	14,862
Data center	3,896	4,974	11,609	15,192
Total revenue	27,260	25,743	81,712	75,344

Operating expenses:
Cost of software licenses	473	702	2,072	2,087
Cost of professional services, support and maintenance	8,754	7,708	23,230	21,602
Cost of data center	3,084	2,728	9,117	8,006
Selling and marketing	4,665	4,717	13,898	14,305
Product development	3,787	3,074	10,250	8,286
General and administrative	2,958	2,892	9,022	8,771
Depreciation and amortization of intangible assets	1,130	1,130	3,593	3,293
Total operating expenses (1)	24,851	22,951	71,182	66,350

Operating income	$2,409	$2,792	$10,530	$8,994

Reconciliation to Adjusted EBITDA:
Operating income	$2,409	$2,792	$10,530	$8,994
Depreciation	854	847	2,752	2,445
Amortization	651	881	2,009	2,646
Stock based compensation expense	13	198	293	1,671
Adjusted EBITDA	$3,927	$4,718	$15,584	$15,756

(1) Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$(34)	$(20)	$(50)	$15
Cost of data center	24	22	59	46
Selling and marketing	15	31	81	509
Product development	57	44	137	121
General and administrative	(49)	121	66	980
Stock based compensation expense	$13	$198	$293	$1,671